SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

June 21, 2004

(Date of earliest event reported)

SOUTHTRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-03613	63-0574085
(Commission File No.)	(IRS Employer Identification No.)

420 North 20th Street
Birmingham, Alabama	35203
(Address of principal executive offices)	(Zip Code)

(205) 254-5000

(Registrant’s telephone number including area code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are being filed with or furnished with this report:

99 Press release dated June 22, 2004

Item 9. Regulation FD Disclosure.

On June 21, 2004, during a conference call and audio webcast to discuss the Wachovia-SouthTrust merger, SouthTrust Corporation announced a transaction with MBNA America Bank, N.A., regarding SouthTrust Bank’s credit card portfolio. Attached as Exhibit 99 to this Current Report on Form 8-K is a press release issued by SouthTrust regarding this transaction.

*	*	*

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, with respect to SouthTrust and the transaction, including, without limitation, (i) statements relating to SouthTrust’s expectations with respect to the transaction and (ii) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current beliefs and expectations of SouthTrust’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond SouthTrust’s control).

The following factors, among others, could cause SouthTrust’s financial performance to differ materially from that expressed in such forward-looking statements: (1) the risk that the businesses of Wachovia and SouthTrust in connection with the Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (3) revenues following the Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the Merger on the proposed terms and schedule; (6) the failure of Wachovia’s and SouthTrust’s shareholders to approve the Merger; (7) the strength of the United States economy in general and the strength of the local economies in which Wachovia and/or SouthTrust conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Wachovia’s and/or SouthTrust’s loan portfolio and allowance for loan losses; (8) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (9) inflation, interest rate, market and monetary fluctuations; (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on Wachovia’s capital markets and capital management activities, including, without limitation, Wachovia’s mergers and acquisition advisory business, equity and debt underwriting activities, private equity investment activities, derivative securities activities, investment and wealth management advisory businesses, and brokerage activities; (11) the timely development of competitive new products and services by Wachovia and SouthTrust and the acceptance of these products and services by new and existing customers; (12) the willingness of customers to accept third party products marketed by Wachovia and SouthTrust; (13) the willingness of customers to substitute competitors’ products and services for Wachovia’s and SouthTrust’s products and services and vice versa; (14) the impact of changes in financial services’ laws and regulations (including laws concerning taxes, banking, securities and insurance); (15) technological changes; (16) changes in consumer spending and saving habits; (17) the effect of corporate restructurings, acquisitions and/or dispositions, including, without limitation, the Merger (and any required divestitures related thereto) and the actual restructuring and other expenses related thereto, and the failure to achieve the expected revenue growth and/or expense savings from such corporate restructurings, acquisitions and/or dispositions; (18) the growth and profitability of Wachovia’s and SouthTrust’s non-interest or fee income being less than expected; (19) unanticipated regulatory or judicial proceedings or rulings; (20) the impact of changes in accounting principles; (21) adverse changes in financial performance and/or condition of Wachovia’s and/or SouthTrust’s borrowers which could impact repayment of such borrowers’ outstanding loans; (22) the impact on Wachovia’s and SouthTrust’s businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; and (23) Wachovia’s and SouthTrust’s success at managing the risks involved in the foregoing.

SouthTrust cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning SouthTrust or the Merger or other matters and attributable to SouthTrust or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. SouthTrust does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Current Report on Form 8-K.

The proposed Merger will be submitted to Wachovia’s and SouthTrust’s shareholders for their consideration, and Wachovia and SouthTrust will file a registration statement, a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction with the SEC. Shareholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Wachovia and SouthTrust, at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, at www.wachovia.com under the tab “Inside Wachovia – Investor Relations” and then under the heading “Financial Reports - SEC Filings”. You may also obtain these documents, free of charge, at www.southtrust.com under the tab “About SouthTrust”, then under “Investor Relations” and then under “SEC Documents”. Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Wachovia Corporation, Investor Relations, One Wachovia Center, 301 South College Street, Charlotte, NC 28288-0206, (704)-374-6782, or to SouthTrust Corporation, P. O. Box 2554, Birmingham, AL 35290, (205)-254-5187.

Wachovia and SouthTrust, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the shareholders of Wachovia and SouthTrust in connection with the Merger. Information about the directors and executive officers of Wachovia and their ownership of Wachovia common stock is set forth in the proxy statement, dated March 15, 2004, for Wachovia’s 2004 annual meeting of shareholders, as filed with the SEC on a Schedule 14A. Information about the directors and executive officers of SouthTrust and their ownership of SouthTrust common stock is set forth in the proxy statement, dated March 8, 2004, for SouthTrust’s 2004 annual meeting of shareholders, as filed with the SEC on a Schedule 14A. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed Merger when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUTHTRUST CORPORATION

By:	/s/ WILLIAM L. PRATER
William L. Prater Its Senior Vice President

Date: June 21, 2004

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